Exhibit 99.2

Fiscal 2015 First Quarter Earnings Conference Call February 5, 2015 Jeff Misakian VP Investor Relations 661-362-6847 Jeff.Misakian@wescoair.com

Wesco Aircraft Private & Proprietary Visit www.wescoair.com Agenda Company Overview & Business Highlights Financial Overview Q&A Jeff Misakian Vice President, Investor Relations Hal Weinstein Interim Chief Executive Officer Greg Hann Executive Vice President, Chief Financial Officer 2 Wesco Aircraft - Investor Relations All

Wesco Aircraft Private & Proprietary Visit www.wescoair.com Disclaimer This presentation contains forward-looking statements (including within the meaning of the Private Securities Litigation Reform Act of 1995) concerning Wesco Aircraft Holdings, Inc. (“Wesco Aircraft “ or the “Company”) and other matters. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of management, as well as assumptions made by, and information currently available to, such management. Forward-looking statements may be accompanied by words such as “aim,” “anticipate,” “believe,” “plan,” “could,” “would,” “should,” “estimate,” “expect,” “forecast,” “future,” “guidance,” “intend,” “may,” “will,” “possible,” “potential,” “predict,” “project” or similar words, phrases or expressions. These forward-looking statements are subject to various risks and uncertainties, many of which are outside the Company’s control. Therefore, you should not place undue reliance on such statements. Factors that could cause actual results to differ materially from those in the forward-looking statements include: general economic and industry conditions; conditions in the credit markets; changes in military spending; risks unique to suppliers of equipment and services to the U.S. government; risks associated with the Company’s long-term, fixed-price agreements that have no guarantee of future sales volumes; risks associated with the loss of significant customers, a material reduction in purchase orders by significant customers or the delay, scaling back or elimination of significant programs on which the Company relies; the Company’s ability to effectively manage its inventory; the Company’s ability to successfully integrate the acquired business of Haas Group Inc. in a timely fashion; failure to realize anticipated benefits of the combined operations; risks relating to unanticipated costs of integration; risks associated with the Company’s rapid expansion; the Company’s suppliers’ ability to provide it with the products the Company sells in a timely manner, in adequate quantities and/or at a reasonable cost; the Company’s ability to maintain effective information technology systems; the Company’s ability to retain key personnel; risks associated with the Company’s international operations; fluctuations in the Company’s financial results from period-to-period; risks associated with assumptions the Company makes in connection with its critical accounting estimates and legal proceedings; the Company’s ability to effectively compete in its industry; environmental risks; risks related to the handling, transportation and storage of chemical products; the Company’s dependence on third-party package delivery companies; risks related to the aerospace industry and the regulation thereof; risks related to the Company’s indebtedness; and other risks and uncertainties. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the Company’s business, including those described in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents filed from time to time with the Securities and Exchange Commission. All forward-looking statements included in this presentation (including information included or incorporated by reference herein) are based upon information available to the Company as of the date hereof, and the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. The Company utilizes and discusses Adjusted Net Income, Adjusted Basic EPS, Adjusted Diluted EPS, Adjusted EBITDA, Organic Sales and Free Cash Flow, which are non-GAAP measures its management uses to evaluate its business, because the Company believes they assist investors and analysts in comparing its performance across reporting periods on a consistent basis by excluding items that the Company does not believe are indicative of its core operating performance. The Company believes these metrics are used in the financial community, and the Company presents these metrics to enhance investors’ understanding of its operating performance. You should not consider Adjusted EBITDA and Adjusted Net Income as an alternative to Net Income, determined in accordance with GAAP, as an indicator of operating performance. Adjusted Net Income, Adjusted Basic EPS, Adjusted Diluted EPS, Adjusted EBITDA, Organic Sales and Free Cash Flow are not measurements of financial performance under GAAP, and these metrics may not be comparable to similarly titled measures of other companies. See the Appendix for a reconciliation of Adjusted Net Income, Adjusted Basic EPS, Adjusted Diluted EPS, Adjusted EBITDA and Organic Sales to the most directly comparable financial measures calculated and presented in accordance with GAAP. 3 Wesco Aircraft - Investor Relations

Wesco Aircraft Private & Proprietary Visit www.wescoair.com 1Q15 Highlights 4 Wesco Aircraft - Investor Relations Financial Highlights 1Q15 1Q14 Net sales $373.7 $224.7 Adjusted EBITDA 48.8 44.5 Adjusted net income 24.6 25.9 Adjusted diluted EPS 0.25 0.27 In millions (except per share data) 1Q15 net sales up 66%; organic growth of 1.6% 1Q15 adjusted EBITDA up 10% Higher sales, partially offset by SG&A Management Action Plan underway Lower adjusted net income in 1Q15 vs. 1Q14 Higher SG&A not yet fully reflecting initiatives/integration benefits

Fundamental evaluation of business processes Plan initiatives: Implement an integrated sales organization Numerous operational improvements More efficient procurement strategy Supply chain optimization Expected outcomes: Stronger, more predictable operating performance Analytical framework for better return on invested capital Wesco Aircraft Private & Proprietary Visit www.wescoair.com 1Q15: Management Action Plan 5 Wesco Aircraft - Investor Relations

CEO and CFO search well underway Board leading the process Supported by nationally recognized search firm External and internal candidates Timeline: tracking to completion by mid-year Broad and diverse pool of candidates Wesco Aircraft Private & Proprietary Visit www.wescoair.com 1Q15: Management Transition Update 6 Wesco Aircraft - Investor Relations

Fiscal 2015 Guidance Update

Wesco Aircraft - Investor Relations

- Fiscal 2015 guidance assumptions
  - Full year of Haas Group results
  - Modest sales growth in combined business
  - Completion of Management Action Plan
  - Potential currency headwind
- Contract update: customer procurement change
  - ~$50M headwind expected in FY15
    - FY14 sales included 2Q pull-forward of ~$25M
    - FY15 forecast assumes ~$50M in sales
  - Negotiations still in process with uncertain outcome
  - Next update on 2Q15 earnings call in May

Wesco Aircraft®

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Visit www.wescoair.com

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Sales growth primarily due to Haas Organic sales growth of 1.6% (4.6%** adjusted for 1Q14 claim settlement) Ad hoc/contract mix change reflects Haas; international growth Adjusted EBITDA growth: increase in sales, partially offset by higher costs Management Action Plan to deliver cost savings; drive lower SG&A as percent of sales Wesco Aircraft Private & Proprietary Visit www.wescoair.com 1Q15 Financial Results Net Sales ($M) * Adjusted EBITDA ($M) * 8 Mix * Adjusted Diluted EPS * Wesco Aircraft - Investor Relations Fiscal 2015 data include acquisition of Haas Group Inc. ** See appendix for reconciliation of organic sales growth figures.

Wesco Aircraft Private & Proprietary Visit www.wescoair.com 1Q15 Segments: North America Net Sales ($M) * Adjusted EBITDA ($M) * 9 Mix * Wesco Aircraft - Investor Relations Sales increase of 67% in 1Q15, driven primarily by Haas Adjusted organic sales growth 1%** (to reflect contract transition and 1Q14 claim settlement) Ad hoc/contract mix change reflects Haas; contract emphasis Adjusted EBITDA growth of 10%; addition of Haas, partially offset by lower margins Fiscal 2015 data include acquisition of Haas Group Inc. ** See appendix for reconciliation of organic sales growth figures.

Wesco Aircraft Private & Proprietary Visit www.wescoair.com 1Q15 Segments: Rest of World Net Sales ($M) * Adjusted EBITDA ($M) * 10 Mix * Wesco Aircraft - Investor Relations Sales increase of 62% in 1Q15, primarily due to Haas Adjusted organic sales growth of 18%** (to reflect contract transition) International sales have higher proportion of contract business Adjusted EBITDA growth of 7%; addition of Haas, partially offset by lower margins Fiscal 2015 data include acquisition of Haas Group Inc. ** See appendix for reconciliation of organic sales growth figures.

Wesco Aircraft Private & Proprietary Visit www.wescoair.com Solid Financial Position 11 Wesco Aircraft - Investor Relations (Dollars in Millions) December 31, 2014 December 31, 2013 At period end: Cash and cash equivalents $99,712 $55,549 Total debt 1,087,656 568,000 Total stockholders’ equity 1,002,864 895,479 Quarter ended: Free cash flow* 10,018 (27,904) Net income 19,730 24,370 Cash flow conversion 50.8% (114.5%) * Cash provided by operating activities less purchases of property & equipment

Wesco Aircraft Private & Proprietary Visit www.wescoair.com Fiscal 2015 Outlook Full Year FY 2015 Outlook 12 Wesco Aircraft - Investor Relations Note: The stronger U.S. dollar could result in slightly lower net sales and a potential headwind of $0.02 per diluted share in fiscal 2015 at current rates. See slide 13 for more information on guidance assumptions.

Modest sales growth Full year of Haas Group Pro forma combined increase of 4% (+8% without headwind) Sales could be slightly lower due to currency impact SG&A as percent of sales to decline through year Full year of Haas Group included Cost savings initiatives in fiscal 2015 Greater leverage as sales grow and cost savings achieved Trending toward mid-16% range by 4Q15 Potential currency headwind of $0.02 per diluted share Significant increase in free cash flow Wesco Aircraft Private & Proprietary Visit www.wescoair.com Fiscal 2015 Guidance Assumptions 13 Wesco Aircraft - Investor Relations

Business remains on solid footing Management Action Plan underway Focused on driving better performance Long-term vision remains the same Offer customers more products at competitive price Unique combination of products and services Wesco Aircraft well positioned in the industry Strong commercial OEM backlogs and build rates Capture our share of defense market Wesco Aircraft Private & Proprietary Visit www.wescoair.com 1Q15: Closing Remarks 14 Wesco Aircraft - Investor Relations

Wesco Aircraft Private & Proprietary Visit www.wescoair.com APPENDIX 15

Wesco Aircraft Private & Proprietary Visit www.wescoair.com Non-GAAP Financial Information ‘‘Adjusted Net Income’’ represents Net Income before: (i) amortization of intangible assets, (ii) amortization or write-off of deferred financing costs and original issue discount, (iii) unusual or non-recurring items and (iv) the tax effect of items (i) through (iii) above calculated using an assumed effective tax rate. “Adjusted Basic EPS” represents Basic EPS calculated using Adjusted Net Income as opposed to Net Income. “Adjusted Diluted EPS” represents Diluted EPS calculated using Adjusted Net Income as opposed to Net Income. ‘‘Adjusted EBITDA’’ represents Net Income before: (i) income tax provision, (ii) net interest expense, (iii) depreciation and amortization, and (iv) unusual or non-recurring items. “Organic Sales” represent total net sales less net sales attributable to Haas Group, which was acquired in February 2014. “Free Cash Flow” represents cash from operations less purchases of property and equipment. Wesco Aircraft utilizes and discusses Adjusted Net Income, Adjusted Basic EPS, Adjusted Diluted EPS, Adjusted EBITDA, Organic Sales and Free Cash Flow, which are non-GAAP measures our management uses to evaluate our business, because we believe they assist investors and analysts in comparing our performance across reporting periods on a consistent basis by excluding items that we do not believe are indicative of our core operating performance. We believe these metrics are used in the financial community, and we present these metrics to enhance investors’ understanding of our operating performance. You should not consider Adjusted EBITDA and Adjusted Net Income as an alternative to Net Income, determined in accordance with GAAP, as an indicator of operating performance. Adjusted Net Income, Adjusted Basic EPS, Adjusted Diluted EPS, Adjusted EBITDA, Organic Sales and Free Cash Flow are not measurements of financial performance under GAAP, and these metrics may not be comparable to similarly titled measures of other companies. See below for a reconciliation of Adjusted Net Income, Adjusted Basic EPS, Adjusted Diluted EPS, Adjusted EBITDA and Organic Sales to the most directly comparable financial measures calculated and presented in accordance with GAAP. 16 Wesco Aircraft - Investor Relations

Wesco Aircraft Private & Proprietary Visit www.wescoair.com Non-GAAP Financial Information 17 Wesco Aircraft - Investor Relations December 31, 2014 December 31, 2013 EBITDA & Adjusted EBITDA Net income $19,730 $24,370 Provision for income taxes 10,436 12,775 Interest and other, net 9,373 4,222 Depreciation and amortization 6,582 3,051 EBITDA 46,121 44,418 Unusual or non-recurring items 2,694 113 Adjusted EBITDA $48,815 $44,531 Adjusted Net Income Net income $19,730 $24,370 Amortization of intangible assets 4,008 1,651 Amortization of deferred financing costs 1,019 524 Unusual or non-recurring items 2,694 113 Adjustments for tax effect (2,822) (760) Adjusted Net Income $24,629 $25,898 Adjusted Basic Earnings Per Share Weighted-average number of basic shares outstanding 96,864 94,869 Adjusted Net Income Per Basic Shares $0.25 $0.27 Adjusted Diluted Earnings Per Share Weighted-average number of diluted shares outstanding 97,710 96,963 Adjusted Net Income Per Diluted Shares $0.25 $0.27 Wesco Aircraft Holdings, Inc. Non-GAAP Financial Information (UNAUDITED) (In thousands, except for per share data) Three Months Ended

Wesco Aircraft Private & Proprietary Visit www.wescoair.com Non-GAAP Financial Information 18 Wesco Aircraft - Investor Relations December 31, 2014 December 31, 2013 Increase / (Decrease) Percent Change Consolidated Consolidated net sales 373,696 $ 224,722 $ 148,974 $ 66.3% Haas net sales 145,334 - 145,334 Consolidated organic sales 228,362 224,722 3,640 1.6% Contract settlement - (6,377) 6,377 Adjusted organic sales 228,362 $ 218,345 $ 10,017 $ 4.6% North America North America net sales 295,725 $ 176,706 $ 119,019 $ 67.4% Haas North America net sales 108,894 108,894 North America organic sales 186,831 176,706 10,125 5.7% Contract settlement - (6,377) 6,377 Contract Transition from Rest of World (15,163) - (15,163) Adjusted North America organic sales 171,668 $ 170,329 $ 1,339 $ 0.8% Rest of World Rest of World net sales 77,971 $ 48,016 $ 29,955 $ 62.4% Haas Rest of World net sales 36,440 - 36,440 Rest of World organic sales 41,531 48,016 (6,485) -13.5% Contract Transition to North America 15,163 - 15,163 Adjusted Rest of World organic sales 56,694 $ 48,016 $ 8,678 $ 18.1% Wesco Aircraft Holdings, Inc. Non-GAAP Financial Information (UNAUDITED) (In thousands) Three Months Ended

Wesco Aircraft Private & Proprietary Visit www.wescoair.com Non-GAAP Financial Information 19 Wesco Aircraft - Investor Relations December 31, 2014 December 31, 2013 Consolidated EBITDA & Adjusted EBITDA Net income $19,730 $24,370 Provision for income taxes 10,436 12,775 Interest and other, net 9,373 4,222 Depreciation and amortization 6,582 3,051 EBITDA 46,121 44,418 Unusual or non-recurring items 2,694 113 Adjusted EBITDA $48,815 $44,531 North America EBITDA & Adjusted EBITDA Net income $15,197 $18,312 Provision for income taxes 8,508 10,998 Interest and other, net 8,041 3,981 Depreciation and amortization 5,492 2,774 EBITDA 37,238 36,065 Unusual or non-recurring items 2,649 113 Adjusted EBITDA $39,887 $36,178 Rest of World EBITDA & Adjusted EBITDA Net income $4,533 $6,058 Provision for income taxes 1,928 1,777 Interest and other, net 1,332 241 Depreciation and amortization 1,090 277 EBITDA 8,883 8,353 Unusual or non-recurring items 45 - Adjusted EBITDA $8,927 $8,353 Wesco Aircraft Holdings, Inc. Non-GAAP Financial Information (UNAUDITED) (In thousands) Three Months Ended

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